UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8‑K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:  November 18, 2016

GREENHOUSE SOLUTIONS, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-54759	45-2094634
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

8400 E. Crescent Pkwy., Suite 600, Greenwood Village, CO  80111

(Address of Principal Executive Offices) (Zip Code)

(970) 439-1905

Registrant's telephone number, including area code

(Former name or former address, if changed since last report)

            Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[    ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[    ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[    ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[    ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On November 18, 2016, Greenhouse Solutions, Inc. (the "Company" or "we") entered into a securities purchase agreement with SBI Investments, LLC 2014-1 ("Holder") for two 8% convertible promissory notes of the Company, in the aggregate principal amount of US$550,000.00 (together with any note(s) issued in replacement thereof or as a dividend thereon or otherwise with respect thereto in accordance with the terms thereof, the "Notes"), convertible into shares of common stock, $0.001 par value per share, of the Company ("Common Stock"), upon the terms and subject to the limitations and conditions set forth in such Notes, as well as warrants to purchase 300,000 shares of the Common Stock (the "Warrants"), in the forms of Series A and Series B Warrants. The securities purchase agreement is attached as Exhibit 10.1, with the Series A and B Warrants attached as Exhibits 10.2 and 10.3, respectively.

Note No. 1

The first Note, bearing an interest rate of 8% per annum, was entered into on November 18, 2016 for $275,000, attached hereto as Exhibit 10.4, and matures on November 18, 2017. The Note was funded and the Company received $245,000 on November 21, 2016. If the Company exercises its right to prepay the Note, the Company shall make payment to the Holder of an amount in cash equal to the sum of the then outstanding principal amount of this Note and interest multiplied by 130%. The Holder may continue to convert the Note from the date notice of the prepayment is given until the date of the prepayment. The conversion price in effect on any conversion date shall be equal to 65% of the average of the three lowest volume weighted average prices of the common stock for the 20 consecutive trading days ending on the trading day that is immediately prior to the applicable conversion date.

Warrants

The Series A Warrant for 150,000 shares of common stock carries an exercise price per share of $0.096, subject to adjustment. The Series B Warrant for 150,000 shares of common stock carries an exercise price per share of $0.107, subject to adjustment.

The foregoing description of the securities purchase agreement and Notes issued by the Company is qualified in its entirety by reference to the full text of the form Note and related securities purchase agreement, which are included as exhibits to this Current Report on Form 8-K and are incorporated by reference.

Item 2.03 Creation of Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The disclosures under Item 1.01 of this Current Report on Form 8-K.

Item 7.01 Regulation FD Disclosure.

Press Release

The information in this Item 7.01 of this Current Report is furnished pursuant to Item 7.01 and shall not be deemed "filed" for any purpose, including for the purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that Section. The information in this Current Report on Form 8-K shall not be deemed incorporated by reference into any filing under the Securities Act or the Exchange Act regardless of any general incorporation language in such filing.

On November 28, 2016, the Company issued a press release. A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01 Exhibits

The following exhibits are filed with this report on Form 8-K.

Exhibit Number	Exhibit
10.1	Securities Purchase Agreement
10.2	Series A Warrant
10.3	Series B Warrant
10.4	Convertible Promissory Note No. 1
99.1	Press Release Dated November 28, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

GREENHOUSE SOLUTIONS, INC.

By:/s/ John G. Michak, III

John G. Michak, III,

Title: Chief Operating Officer

Date: November 28, 2016